Press Release

Contact: Paul R. Streiber FOR RELEASE

Investor Relations August 4, 2005

(214) 303-2702 6:00 AM CT

paul.streiber@radiologix.com

RADIOLOGIX REPORTS SOLID SECOND QUARTER 2005 RESULTS

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DALLAS, August 4 -- Radiologix, Inc. (Amex: RGX), a leading national provider of diagnostic imaging services, today announced second quarter and year to date financial results for the period ended June 30, 2005.

Select Financial Information (in thousands of dollars)	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2005	2004	2005	2004
Service fee revenue, as reported	$ 64,311	$ 66,211	$ 127,062	$ 132,253
Service fee revenue excluding terminated operations[1]	$ 64,272	$ 62,237	$ 126,093	$ 123,088

EBITDA[1]	$ 11,804	$ 12,535	$ 23,688	$ 24,835
EBITDA from continuing operations excluding terminated operations[1]	$ 11,866	$ 11,114	$ 23,418	$ 21,555

Net income (loss), as reported	$ 649	$ (2,109)	$ 1,167	$ (4,816)
Income from continuing operations, as reported	$ 629	$ 823	$ 1,416	$ 1,663
Income (loss) from continuing operations excluding terminated operations[1]	$ 672	$ (3,021)	$ 1,254	$ (3,029)

1 As defined and reconciled below

Second Quarter 2005 Results

For the second quarter ended June 30, 2005, service fee revenue was $64.3 million, compared to $66.2 million for the second quarter 2004. Radiologix earned $649,000, or $0.03 per diluted share, compared to a net loss of $2.1 million or $0.09 per share for the second quarter 2004.

  Service fee revenue excluding terminated operations was $64.3 million compared to $62.2 million for the second quarter 2004, an increase of 3.3%.

  Income from continuing operations was $629,000, or $0.03 per diluted share, compared to income from continuing operations of $823,000, or $0.04 per diluted share, for the second quarter 2004.

  Income from continuing operations excluding terminated operations (defined and reconciled below) was $672,000, or $0.03 per diluted share, compared to a loss of $3.0 million, or $0.14 per diluted share for the second quarter 2004.

  EBITDA (defined and reconciled below) was $11.8 million, compared to $12.5 million for the second quarter 2004.

  EBITDA from continuing operations excluding terminated operations (defined and reconciled below) was $11.9 million, compared to $11.1 million for the second quarter 2004.

Year to Date June 30, 2005 Results

For the six months ended June 30, 2005, service fee revenue was $127.1 million, compared to $132.3 million for the same period last year. Radiologix earned $1.2 million, or $0.05 per diluted share, compared to a net loss of $4.8 million or $0.22 loss per share for the six months ended June 30, 2004.

  Service fee revenue excluding terminated operations was $126.1 million compared to $123.1 million for the six months ended June 30, 2004, a 2.4% increase.

  Income from continuing operations was $1.4 million, or $0.06 per diluted share, compared to income from continuing operations of $1.7 million, or $0.07 per diluted share, for the six months ended June 30, 2004.

  Income from continuing operations excluding terminated operations was $1.3 million or $0.06 per diluted share, compared to a loss of $3.0 million, or $0.14 per diluted share for the six months ended June 30, 2004.

  EBITDA was $23.7 million, compared to $24.8 million for the six months ended June 30, 2004.

  EBITDA from continuing operations excluding terminated operations was $23.4 million, compared to $21.6 million for the six months ended June 30, 2004.

Balance Sheet

  Cash and cash equivalents were $42.6 million at June 30, 2005, compared to $34.1 million at December 31, 2004.

  Net debt (total debt less cash and cash equivalents and restricted cash) was $122.1 million at June 30, 2005, compared to $130.9 million at December 31, 2004. Total debt at June 30, 2005 was $170.4 million, compared to $170.5 million at December 31, 2004.

  Days sales outstanding (DSOs) were 46 days at June 30, 2005, compared to 48 days at December 31, 2004.

"This quarter, we continued to build on the solid operational and financial gains achieved in the first quarter 2005, and we have made significant progress from a year ago," said Sami S. Abbasi, president and chief executive officer of Radiologix. "In the second quarter 2005, we grew EBITDA from continuing operations excluding terminated operations, generated strong positive cash flow from operations, and further improved our impressive DSO performance. For the remainder of 2005, we will continue to focus on improving our primary operations -- with the help of our newly appointed chief operating officer, Carol Gleber -- implement and ensure the success of our Radiologix Enhanced Workflow And Record Distribution ("REWARD") Program, and continue to develop our future strategic direction."

Sarbanes-Oxley 404

As noted in our 2004 Form 10-K, subsequent to December 31, 2004, but prior to the finalization of our 2004 consolidated financial statements, Radiologix placed into operation new controls to address the material weakness we identified in our accounts receivable estimation process. These new controls include a retrospective collection analysis that matches cash collections to billed charges by month of service.

We believe these new controls have remediated the material weakness that existed as of December 31, 2004, and that these controls operated effectively during the six months of 2005.

Regulation G: GAAP and Non-GAAP Financial Information

This release contains certain financial information not derived in accordance with GAAP. Radiologix uses both GAAP and non-GAAP metrics to measure its financial results. We believe that, in addition to GAAP metrics, these non-GAAP metrics assist Radiologix in measuring its cash-based performance.

Radiologix believes this information is useful to investors and other interested parties because it removes unusual and nonrecurring charges that occur in the affected period and provides a basis for measuring the Company's financial condition against other quarters.

Since Radiologix has historically reported non-GAAP results to the investment community, management also believes the inclusion of non-GAAP measures provides consistency in its financial reporting.

Such information should not be considered as a substitute for any measures calculated in accordance with GAAP, and may not be comparable to other similarly titled measures of other companies. Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Reconciliation of this information to the most comparable GAAP measures is included in this release in the tables below.

Income from continuing operations is defined as income from continuing operations calculated in accordance with GAAP.

Income from continuing operations excluding terminated operations is defined as income from continuing operations, excluding terminated San Antonio and certain Mid-Atlantic operations.

EBITDA is defined as earnings before interest, taxes, depreciation and amortization, each from continuing operations, plus restricted stock compensation expense, and is reconciled to its nearest comparable GAAP financial measure.

EBITDA from continuing operations excluding terminated operations, is defined as EBITDA, excluding terminated San Antonio and certain Mid-Atlantic operations.

EBITDA and EBITDA from continuing operations excluding terminated operations are non-GAAP financial measures used as analytical indicators by Radiologix management and the healthcare industry to assess business performance. They also serve as measures of leverage capacity and ability to service debt.

EBITDA and EBITDA from continuing operations excluding terminated operations should not be considered measures of financial performance under GAAP, and the items excluded from EBITDA and EBITDA from continuing operations excluding terminated operations should not be considered in isolation or as an alternative to net income, cash flows generated by operating, investing or financing activities or other financial statement data presented in the consolidated financial statements as an indicator of financial performance or liquidity.

As EBITDA and EBITDA from continuing operations excluding terminated operations are not measurements determined in accordance with GAAP and are therefore susceptible to varying methods of calculation, these metrics, as presented, may not be comparable to other similarly titled measures of other companies.

Conference Call

In connection with this press release, you are invited to listen to our conference call with Sami S. Abbasi, president and chief executive officer, and Michael N. Murdock, senior vice president and chief financial officer, that will be on Thursday, August 4, 2005, at 8:00 a.m., Central Time / 9:00 a.m. Eastern Time.

You may access the call by dialing (800) 811-8824 and entering code 4846080. A replay of the call is available by dialing (888) 203-1112 and entering code 4846080.

In addition, the conference call will be broadcast live over the Internet. You may listen to the call via the Internet by navigating to Radiologix's Web site (http://www.radiologix.com) and from the "Investor Relations" drop-down menu, click on "Conference Calls & Presentations."

If you are unable to participate during the live Webcast, the Second Quarter Results Conference Call will be archived on Radiologix's Web site (http://www.radiologix.com). To access the replay, from the "Investor Relations" drop-down menu, click on "Conference Calls & Presentations."

About Radiologix

Radiologix (http://www.radiologix.com) is a leading national provider of diagnostic imaging services, owning and operating multi-modality diagnostic imaging centers that use advanced imaging technologies such as positron emission tomography ("PET"), magnetic resonance imaging ("MRI"), computed tomography ("CT") and nuclear medicine, as well as x-ray, general radiography, mammography, ultrasound and fluoroscopy. The diagnostic images created, and the radiology reports based on these images, enable more accurate diagnosis and more efficient management of illness for ordering physicians. Radiologix owned or operated 72 diagnostic imaging centers located in 8 states as of June 30, 2005.

Forward-Looking Statements

This press release contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements include words such as "may," "will," "would," "could," "likely," "estimate," "intend," "plan," "continue," "believe," "expect" or "anticipate" and other similar words, and include all discussions about our acquisition and development plans. We do not guarantee that the events described in this press release will occur as described, or that any positive trends noted in this press release will continue.

These forward-looking statements generally relate to our plans, objectives and expectations for future operations and are based upon management's reasonable estimates of future results or trends. Although we believe that our plans and objectives reflected in, or suggested by, such forward-looking statements are reasonable, we may not achieve such plans or objectives. You are cautioned not to unduly rely on such forward-looking statements when evaluating the information presented in this press release. You should read this press release completely and with the understanding that actual future results may be materially different from what we expect. We will not update forward-looking statements even though our situation may change in the future.

Specific factors that might cause actual results to differ from our expectations include, but are not limited to:

  economic, demographic, business and other conditions in our markets;

  the highly competitive nature of the healthcare business;

  changes in patient referral patterns;

  changes in the rates or methods of third-party reimbursement for diagnostic imaging services;

  changes in our contracts with radiology practice groups;

  changes in the number of radiologists operating in our contracted radiology practice groups;

  the ability to recruit and retain technologists;

  the availability of additional capital to fund capital expenditure requirements;

  lawsuits against Radiologix and our contracted radiology practice groups;

  changes in operating margins, particularly changes due to our managed care contracts and capitated fee arrangements;

  failure by Radiologix to comply with state and federal anti-kickback and anti-self referral laws or any other applicable healthcare regulations;

  changes in business strategy and development plans;

  changes in federal, state or local regulations affecting the healthcare industry;

  our indebtedness, debt service requirements and liquidity constraints;

  risks related to our Senior Notes and healthcare securities generally;

  interruption of operations due to severe weather or other extraordinary events; and

  charges for unusual or infrequent (non-recurring) matters.

A more comprehensive list of such factors is set forth in the Company's Annual Report on Form 10-K for the year ended December 31, 2004, and our other filings with the Securities and Exchange Commission.

Any forward-looking statement speaks only as of the date on which such statement is made. The information in this press release is as of August 4, 2005. Radiologix undertakes no obligation to update any forward-looking statement or statements to reflect new events or circumstances or future developments.

Radiologix, Inc.

Consolidated Balance Sheets

(In thousands)

	June 30, 2005	December 31, 2004
ASSETS	(Unaudited)
CURRENT ASSETS:
Cash and cash equivalents	$ 42,645	$ 34,084
Restricted cash	5,594	5,539
Accounts receivable, net of allowances	42,086	44,197
Due from affiliates	2,548	2,029
Federal and state income tax receivables	6,983	3,905
Assets held for sale	--	305
Other current assets	4,727	6,996
Total current assets	104,583	97,055
Property and equipment, net	60,365	58,627
Investments in joint ventures	9,247	8,137
Goodwill	2,241	2,241
Intangible assets, net	69,148	71,200
Deferred financing costs, net	5,766	6,591
Deferred income taxes	3,639	8,892
Other assets	1,275	1,328
Total assets	$ 256,264	$ 254,071
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES:
Accounts payable and other accrued expenses	$ 7,440	$ 11,342
Accrued physician retention	8,155	8,384
Accrued salaries and benefits	10,535	7,339
Deferred income taxes	3,649	3,202
Accrued interest	687	708
Current portion of capital lease obligations	30	48
Current portion of long-term debt	--	109
Other current liabilities	644	536
Total current liabilities	31,140	31,668
Long-term debt, net of current portion	158,270	158,270
Convertible debt	11,980	11,980
Capital lease obligations, net of current portion
  83
		92
Deferred revenue	6,699	6,903
Other liabilities	1,281	1,000
Total liabilities	209,453	209,913
Commitments and contingencies
Minority interests in consolidated subsidiaries	1,545	1,242
STOCKHOLDERS' EQUITY:
Common stock	2	2
Treasury stock	(180)	(180)
Additional paid-in capital	15,393	14,210
Retained earnings	30,051	28,884
Total stockholders' equity	45,266	42,916
Total liabilities and stockholders' equity	$ 256,264	$ 254,071

Radiologix, Inc.

Consolidated Statements of Operations

(In thousands, except per share data)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2005	2004	2005	2004
Service fee revenue
$ 64,311

 $66,211
			$127,062
 $132,253

Costs of operations:
Cost of services
 40,629

 39,306
			80,449	79,583
Equipment leases
 3,231

 4,868
			6,037	9,391
Provision for doubtful accounts
 4,659
		5,364	9,126	10,856
Depreciation and amortization	6,051	5,881	11,889	12,035
Gross profit	9,741	10,792	19,561	20,388

Corporate general and administrative
 4,985

 4,707
			9,333	8,498
Impairment of goodwill, intangible and long-lived assets
 --

 5,752
			--	5,752
Gain on sale of operations
 --

 (4,669)
			--	(4,669)
Interest expense, net, including amortization of deferred financing costs	4,565	4,666	9,241	9,412

Income before equity in earnings of unconsolidated affiliates,
Minority interests in consolidated subsidiaries, income taxes and discontinued operations
 191
		336	987	1,395

Equity in earnings of investments
 1,039
		758	1,661	1,354

Minority interests in income of consolidated subsidiaries	(154)	(189)	(303)	(444)

INCOME BEFORE INCOME TAXES AND DISCONTINUED OPERATIONS
 1,076
		905	2,345
 2,305

Income tax expense	447	82	929	642
INCOME FROM CONTINUING OPERATIONS
 629

 823
			1,416	1,663

Discontinued Operations:
Income (loss) from discontinued operations before income taxes
 30
		(4,887)	(404)	(10,799)
Income tax expense (benefit)	10	(1,955)	(155)	(4,320)
Income (loss) from discontinued operations	20	(2,932)	(249)	(6,479)
NET INCOME (LOSS)	$649	$(2,109)	$1,167	$(4,816)

INCOME (LOSS) PER COMMON SHARE
Income from continuing operations--basic
 $0.03

 $0.04

 $0.06

 $0.08

Income (loss) from discontinued operations--basic	--	(0.14)	(0.01)	(0.30)
Net income (loss)--basic
 $0.03
		$(0.10)
 $0.05
				$(0.22)
Income from continuing operations--diluted
 $0.03
		$0.04
 $0.06
				$0.07
Income (loss) from discontinued operations--diluted	--	(0.13)	(0.01)	(0.29)
Net income (loss)--diluted
 $0.03
		$(0.09)
 $0.05
				$(0.22)

WEIGHTED AVERAGE SHARES OUTSTANDING
Basic
 22,339,815

21,769,804
			22,128,425
21,767,894

Diluted
 22,572,909
		22,369,560	22,625,931	22,328,560

Radiologix, Inc.

Reconciliation of Non-GAAP Financial Information

(In thousands)
Reconciliation of Income from Continuing Operations to EBITDA	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2005	2004	2005	2004
GAAP: Income from continuing operations	$ 629	823	$ 1,416	1,663
Add: Income tax expense	447	82	929	642
Add: Interest expense, net	4,565	4,666	9,241	9,412
Add: Depreciation and amortization	6,051	5,881	11,889	12,035
Add: Impairment of goodwill, intangible, and long-lived assets	--	5,752	--	5,752
Add: Gain on sale of operations	--	(4,669)	--	(4,669)
Add: Restricted stock compensation expense	112	--	213	--
EBITDA	$ 11,804	$ 12,535	$ 23,688	$ 24,835

Radiologix, Inc.

Reconciliation of Non-GAAP Financial Information, Excluding Terminated Operations

(In thousands)
Reconciliation of Income from Continuing Operations to EBITDA from Continuing Operations Excluding Terminated Operations	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2005	2004	2005	2004
Income (loss) from continuing operations excluding terminated operations	$ 672	$ (3,021)	$ 1,254	$ (3,029)
Add: Income tax expense (benefit)	466	(1,924)	822	(1,841)
Add: Interest expense, net	4,565	4,620	9,241	9,262
Add: Depreciation and amortization	6,051	5,687	11,888	11,411
Add: Restricted stock compensation expense	112	--	213	--
Add: Impairment of goodwill, intangible, and long-lived assets	--	5,752	--	5,752
EBITDA from continuing operations excluding terminated operations	$ 11,866	$ 11,114	$ 23,418	$ 21,555

Radiologix, Inc.

Reconciliation of Financial Information, Excluding Terminated Operations

(In thousands)
For the Three Months Ended June 30, 2005
Radiologix	Terminated Operations	Radiologix Excluding Terminated Operations

Service fee revenue	$ 64,311	$ 39	$ 64,272
Costs of operations:
Cost of services	40,629	84	40,545
Equipment leases	3,231	18	3,213
Provision for doubtful accounts	4,659	(1)	4,660
Depreciation and amortization	6,051	--	6,051
Gross profit	9,741	(62)	9,803

Corporate general and administrative	4,985	--	4,985
Interest expense, net, including amortization of deferred financing costs	4,565	--	4,565

Income (loss) before equity in earnings of unconsolidated affiliates, minority interests in consolidated subsidiaries, income taxes and discontinued operations	191	(62)	253

Equity in earnings of unconsolidated affiliates	1,039	--	1,039

Minority interests in income of consolidated subsidiaries	(154)	--	(154)

INCOME (LOSS) BEFORE INCOME TAXES AND DISCONTINUED OPERATIONS	1,076	(62)	1,138

Income tax expense (benefit)	447	(19)	466

INCOME (LOSS) FROM CONTINUING OPERATIONS	$ 629	$ (43)	$ 672

Radiologix, Inc.

Reconciliation of Financial Information, Excluding Terminated Operations

(In thousands)
For the Three Months Ended June 30, 2004
Radiologix	Terminated Operations	Radiologix Excluding Terminated Operations

Service fee revenue	$ 66,211	$ 3,974	$ 62,237
Costs of operations:
Cost of services	39,306	1,784	37,522
Equipment leases	4,868	113	4,755
Provision for doubtful accounts	5,364	636	4,728
Depreciation and amortization	5,881	194	5,687
Gross profit	10,792	1,247	9,545

Corporate general and administrative	4,707	--	4,707
Impairment of goodwill, intangible and long-lived assets	5,752	--	5,752
Gain on sale of operations	(4,669)	(4,669)	--
Interest expense, net, including amortization of deferred financing costs	4,666	46	4,620

Income (loss) before equity in earnings of unconsolidated affiliates, minority interests in consolidated subsidiaries, income taxes and discontinued operations	336	5,870	(5,534)

Equity in earnings of unconsolidated affiliates	758	7	751

Minority interests in income of consolidated subsidiaries	(189)	(27)	(162)

INCOME (LOSS) BEFORE INCOME TAXES AND DISCONTINUED OPERATIONS	905	5,850	(4,945)

Income tax expense (benefit)	82	2,006	(1,924)

INCOME (LOSS) FROM CONTINUING OPERATIONS	$ 823	$ 3,844	$ (3,021)

Radiologix, Inc.

Reconciliation of Financial Information, Excluding Terminated Operations

(In thousands)
For the Six Months Ended June 30, 2005
Radiologix	Terminated Operations	Radiologix Excluding Terminated Operations

Service fee revenue	$ 127,062	$ 969	$ 126,093
Costs of operations:
Cost of services	80,449	438	80,011
Equipment leases	6,037	18	6,019
Provision for doubtful accounts	9,126	243	8,883
Depreciation and amortization	11,889	1	11,888
Gross profit	19,561	269	19,292

Corporate general and administrative	9,333	--	9,333
Interest expense, net, including amortization of deferred financing costs	9,241	--	9,241

Income before equity in earnings of unconsolidated affiliates, minority interests in consolidated subsidiaries, income taxes and discontinued operations	987	269	718

Equity in earnings of unconsolidated affiliates	1,661	--	1,661

Minority interests in income of consolidated subsidiaries	(303)	--	(303)

INCOME BEFORE INCOME TAXES AND DISCONTINUED OPERATIONS	2,345	269	2,076

Income tax expense	929	107	822

INCOME FROM CONTINUING OPERATIONS	$ 1,416	$ 162	$ 1,254

Radiologix, Inc.

Reconciliation of Financial Information, Excluding Terminated Operations

(In thousands)
For the Six Months Ended June 30, 2004
Radiologix	Terminated Operations	Radiologix Excluding Terminated Operations

Service fee revenue	$ 132,253	$ 9,165	$ 123,088
Costs of operations:
Cost of services	79,583	4,415	75,168
Equipment leases	9,391	117	9,274
Provision for doubtful accounts	10,856	1,339	9,517
Depreciation and amortization	12,035	624	11,411
Gross profit	20,388	2,670	17,718

Corporate general and administrative	8,498	--	8,498
Impairment of goodwill, intangible and long-lived assets	5,752	--	5,752
Gain on sale of operations	(4,669)	(4,669)	--
Interest expense, net, including amortization of deferred financing costs	9,412	150	9,262

Income (loss) before equity in earnings of unconsolidated affiliates, minority interests in consolidated subsidiaries, income taxes and discontinued operations	1,395	7,189	(5,794)

Equity in earnings of unconsolidated affiliates	1,354	114	1,240

Minority interests in income of consolidated subsidiaries	(444)	(128)	(316)

INCOME (LOSS) BEFORE INCOME TAXES AND DISCONTINUED OPERATIONS	2,305	7,175	(4,870)

Income tax expense (benefit)	642	2,483	(1,841)

INCOME (LOSS) FROM CONTINUING OPERATIONS	$ 1,663	$ 4,692	$ (3,029)

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